SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                               September 12, 2001

                         TELESOURCE INTERNATIONAL, INC.
               (Exact name of registrant as specified in charter)


        Delaware                   000-2564                    59-3671568
 (State of Incorporation)    Commission File Number    (I.R.S. Employer I.D. No)


                    860 Parkview Boulevard, Lombard, IL 60148
                    (Address of Principal Executive Offices)

                                 (630) 620-4787
              (Registrant's Telephone Number, Including Area Code)


                       SIXTH BUSINESS SERVICE GROUP, INC.
          (Former name or former address, if changed since last report)

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ITEM 1. CHANGES IN CONTROL OF REGISTRANT

See Item 2 below.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

On September 7, 2001, pursuant to the Amended Agreement and Plan of Merger and Reorganization dated as of June 29, 2001, the registrant completed a merger with Telesource International, Inc., a Delaware corporation ("Telesource"), pursuant to which Telesource was merged with and into the registrant. As part of the merger, Sixth Business, the surviving entity,, changed its name to "Telesource International, Inc." The Board of Directors of the constituent corporations previously approved the merger. The sole stockholder of the registrant previously approved the merger. Recently, through a consent solicitation, Telesource obtained stockholder approval as stockholders holding in excess of 79% of that company's stock voted in favor of the proposed merger. The consent solicitation was effected, and the shares of stock have been issued, pursuant to an S-4 Registration Statement (No. 333-92445) declared effective by the Securities and Exchange Commission on August 13, 20001.

As a result of the merger, each outstanding share of Telesource common stock, other than dissenting shares, was exchanged for one share of the registrant's common stock. SHBC, the principal stockholder of Telesource, together with its affiliates, currently owns 11,339,000 shares of the surviving company's stock, representing approximately 75.6% of its issued and outstanding shares.
Additionally as part of the merger, the former sole stockholder of the registrant has surrendered to the registrant for cancellation all shares owned by such stockholder prior to the merger.

Further as a result of the merger, the officers and directors of the registrant submitted their resignations and the following persons were elected as directors and officers of the company:

     Directors:     Ralph Beck (Chairman of the Board), Max Engler, Weston W.
                    Marsh, Ibrahim M. Ibrahim, Jeffery Adams, K.J. Semikian and
                    Nidal Z. Zayed

     Officers:      K.J. Semikian, President & Chief Executive Officer
                    Nidal Z. Zayed, Executive Vice President
                    Jeff Karandjeff, Secretary
                    Robert Swihart, Treasurer
                    Bud Curley, Chief Financial Officer

Although there is no current market for the securities of the surviving company, an application has been submitted with NASD, Inc. requesting that the securities of the surviving company qualify for quotation on the OTC Bulletin Board. Sixth Business continues to be a "reporting company" under the Securities Exchange Act of 1934, which is a prerequisite to having its securities qualified for quotation on the OTC Bulletin Board.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a)  None.

     (b)  Exhibits.

     The following exhibits are included as part of this report.

     2.01 Amended Agreement and Plan of Merger and Plan and Reorganization among Sixth Business Service Group and Telesource International, Inc. (Incorporated by reference to Exhibit A attached as a part of the S-4 Registration Statement of the registrant (Registration No.: 333-92445)


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Telesource International, Inc.


Dated: September 10, 2001                   By:  /s/ Bud Curley
                                               ---------------------------------
                                                Name : Bud Curley
                                                Title: Chief Accounting Officer